UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Thrivent Series Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER FOR THRIVENT BALANCED PORTFOLIO CONTRACTHOLDERS

Dear Contractholder:

The Board of Directors of Thrivent Series Fund, Inc. (“Thrivent Series Fund”) has scheduled special meetings of contractholders of Thrivent Balanced Portfolio (the “Portfolio”) for August 2, 2013, to seek approval of an amendment (the “Amendment”) to the Investment Advisory Agreement between Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Series Fund that will increase the investment advisory fee paid by the Portfolio to Thrivent Financial. Please see the enclosed Proxy Statement for information about the Amendment. If the Amendment is approved, it is expected that the new investment advisory fee schedule will become effective on or about August 16, 2013.

If you are not planning to attend the meeting in person, please vote before August 2, 2013 in one of the ways described below.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.

•	Via telephone: see the instructions on the enclosed proxy card.

•	Via mail: use the enclosed proxy card and postage-paid envelope.

•	In person: attend the shareholder meeting on August 2, 2013 at the Thrivent Financial corporate office in Minneapolis.

Contractholders may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolio, or (2) a prospectus or statement of additional information for your variable contract by:

•	Telephone: 1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail: Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet: www.thrivent.com

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Russell W. Swansen, President

Questions & Answers

For Contractholders of Thrivent Balanced Portfolio

Although we recommend that you read the complete Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Balanced Portfolio (the “Portfolio”) is being held to seek contractholder approval of an amendment (the “Amendment”) to the Investment Advisory Agreement (the “Advisory Agreement”) between Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Series Fund, Inc. that will increase the investment advisory fee paid by the Portfolio to Thrivent Financial.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Amendment be approved by: (i) the Portfolio’s Board of Directors (the “Board), including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Portfolio (the “Independent Directors”), and (ii) a majority of the Portfolio’s contractholders. At a meeting held on February 27, 2013, the Board, including the Independent Directors, approved increasing the Portfolio’s investment advisory fee and determined that the Amendment should be submitted to the Portfolio’s contractholders for their approval.

Q: How would the Portfolio’s investment advisory fee change if contractholders approve the Amendment?

A: The Portfolio’s current investment advisory fee, expressed as an annual rate, is 0.35% on the first $250 million of assets and 0.30% on assets over $250 million. The Amendment would increase such fee to 0.55% on the first $500 million of assets, 0.50% on the next $500 million of assets, 0.475% on the next $1.5 billion of assets, 0.45% on the next $2.5 billion of assets, and 0.425% on assets over $5 billion. No other revisions are proposed to the Advisory Agreement. Please refer to the enclosed Proxy Statement for additional information on the proposed Amendment.

Q: Why is the Amendment being proposed?

A: Thrivent Financial currently uses a passive indexed strategy to select securities for the Portfolio. If the Amendment is approved by contractholders, the Portfolio will become actively managed. This means that Thrivent Financial will select securities that it believes will best enable the Portfolio to meet its investment objective under the prevailing market conditions, rather than just selecting securities based on which securities are in broad market indices. Thrivent Financial believes that it would be beneficial to contractholders to start actively managing the Portfolio, especially in a

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rising interest rate environment. However, active management requires Thrivent Financial to expend more time and resources than passive management. Accordingly, Thrivent Financial and the Board believe that an increased investment advisory fee is reasonable.

The Portfolio currently invests in both equity and fixed income securities, with a somewhat higher allocation to equities under most market conditions. If the Amendment is approved by contractholders, Thrivent Financial anticipates increasing the Portfolio’s allocation to fixed income securities under most market conditions. This change, along with converting to an active management strategy, would reclassify the Portfolio into a new peer group of mutual funds. The proposed new investment advisory fee and resulting total expense ratio would each be below the median for the Portfolio’s new peer group. Thus, Thrivent Financial and the Board believe that the Amendment will result in the Portfolio continuing to be competitively priced.

Q: Who can vote?

A: Owners of the variable contracts funded by the Portfolio and shareholders of the Portfolio (e.g., mutual funds affiliated with Thrivent Financial) as of June 5, 2013 are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Portfolio to which the form relates will be voted FOR the Amendment.

Any shares of the Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: Can I surrender or exchange my interests in the Portfolio for a different subaccount option under my contract or surrender my contract before the Amendment goes into effect?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: What will happen if contractholders approve the Amendment?

A: If the Amendment is approved at the Meeting, it is expected that the new investment advisory fee schedule will become effective on or about August 16, 2013. A copy of the Amendment is provided as Exhibit A to the Proxy Statement.

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Q: What will happen if contractholders do not approve the Amendment?

A: If the Amendment is not approved, the Portfolio’s current investment advisory fee will continue in effect and the Board will take such actions as it deems to be in the best interests of the Portfolio and its contractholders. In addition, Thrivent Financial may not start actively managing the Portfolio nor make the other strategy changes discussed above and in the Proxy Statement.

Q: Who pays the expenses of the proxy solicitation and Meeting?

A: The expenses related to the Meeting, including the costs of soliciting proxies, will be paid by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

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By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

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By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

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Q: Who should I call if I have questions about the Proxy Statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Portfolio or my variable contract?

A: You may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolio, or (2) a prospectus or statement of additional information for your variable contract by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of the Proxy Statement: [www.proxy-direct.com/ ]

Q: How does the Board suggest that I vote?

A: The Board, including the Independent Director, unanimously recommends that you vote “FOR” the Amendment.

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ABOUT THE PROXY CARD

Please vote on the proposed Amendment using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of the Amendment—mark “For,” “Against” or “Abstain”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

SAMPLE PROXY

THRIVENT BALANCED PORTFOLIO

SPECIAL MEETING OF CONTRACTHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

	FOR	AGAINST	ABSTAIN
1. The proposal to approve the Amendment to the Investment Advisory Agreement.	☐	☐	☐

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

Thrivent Balanced Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

to be Held on August 2, 2013

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Balanced Portfolio (the “Portfolio”), a series of Thrivent Series Fund, Inc. (“Thrivent Series Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 2, 2013 at 9:00 a.m. Central time for the following purposes:

1.

To approve an amendment (the “Amendment”) to the Investment Advisory Agreement (the “Advisory Agreement”) between Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Series Fund that will increase the investment advisory fee paid by the Portfolio to Thrivent Financial.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of Thrivent Series Fund (the “Board”) has fixed the close of business on June 5, 2013 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the Amendment as described in the Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 14, 2013

By order of the Board of Directors

David S. Royal
Secretary

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Thrivent Balanced Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

PROXY STATEMENT

June 14, 2013

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (“Thrivent Series Fund”), on behalf of its series Thrivent Balanced Portfolio (the “Portfolio”), of proxies to be voted at the a special meeting of contractholders to be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 2, 2013 at 9:00 a.m. Central time, and at any adjournments thereof (such meeting and any adjournments are referred to herein as the “Meeting”). The solicitation of proxies for use at the Meeting is being made primarily by the mailing of the Notice of Special Meeting of Contractholders, this Proxy Statement and the accompanying proxy card on or about June 14, 2013 to the Portfolio’s contractholders of record as of the close of business on June 5, 2013 (the “Record Date”). Only contractholders of record on the Record Date will be entitled to vote at the Meeting.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods: (i) Internet, (ii) telephone, or (iii) mail. Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Additional information regarding voting is included in this Proxy Statement under “Voting Information and Requirements.”

At the Meeting, contractholders of the Portfolio will be asked to vote on the following proposal:

1.

To approve an amendment (the “Amendment”) to the Investment Advisory Agreement (the “Advisory Agreement”) between Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Series Fund that will increase the investment advisory fee paid by the Portfolio to Thrivent Financial.

In addition, contractholders will be asked to consider and approve such other matters as may properly come before the Meeting.

If contractholders of the Portfolio approve the Amendment at the Meeting, it is expected that the new investment advisory fee schedule will become effective on or about August 16, 2013. If contractholders of the Portfolio do not approve the Amendment, the current investment advisory fee will continue in effect and the Board will take such actions as it deems to be in the best interests of the Portfolio.

The Board recommends that you vote “FOR” the Amendment.

THE PROPOSAL

Introduction

At a meeting on February 27, 2013, the Board approved increasing the investment advisory fee paid by the Portfolio to Thrivent Financial, which will be implemented by the Amendment. The Portfolio’s current investment advisory fee, expressed as an annual rate, is 0.35% on the first $250 million of assets and 0.30% on assets over $250 million. The Amendment will increase such fee to 0.55% on the first $500 million of assets, 0.50% on the next $500 million of assets, 0.475% on the next $1.5 billion of assets, 0.45% on the next $2.5 billion of assets, and 0.425% of assets over $5 billion. No other revisions are proposed to the Advisory Agreement. Such change in the Portfolio’s investment advisory fee requires approval by a majority of the contractholders of the Portfolio. The Board authorized the submission of this Proxy Statement to the contractholders of the Portfolio for their approval.

A copy of the Amendment is provided as Exhibit A to this Proxy Statement.

Existing Investment Advisory Agreement

Pursuant to the Advisory Agreement, Thrivent Financial has agreed to (among other things) continuously furnish an investment program for the Portfolio and determine which investments shall be purchased, sold, or exchanged consistent with the Portfolio’s investment objectives, policies and restrictions. Thrivent Financial must furnish at its own expense investment advisory and portfolio administrative and management services necessary for servicing the investments of the Portfolio. Thrivent Series Fund must pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of Thrivent Series Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to Thrivent Series Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of Thrivent Series Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of Thrivent Series Fund’s custodian for all services to Thrivent Series

Fund, expenses of calculating the net asset value of the shares of the portfolios of Thrivent Series Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of Thrivent Series Fund.

The Advisory Agreement will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board. The vote for approval must include the approval by a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Thrivent Series Fund (the “Independent Directors”). The Advisory Agreement terminates automatically upon assignment. The Advisory Agreement is also terminable at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of Thrivent Series Fund. With respect to the Portfolio, the Advisory Agreement is terminable at any time without penalty by the Board or by the vote of a majority of the outstanding shares of the Portfolio. Thrivent Financial may terminate the agreement on at least 60 days prior written notice to the Board.

Current Investment Advisory Fee

Thrivent Financial receives an investment advisory fee pursuant to the Advisory Agreement as compensation for its services to the Portfolio. The current fee, expressed as an annual rate, is a daily charge equal to 0.35% on the Portfolio’s first $250 million of aggregate average daily net assets and 0.30% on aggregate average daily net assets over $250 million.

During the Portfolio’s last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the Advisory Agreement:

12/31/12	12/31/11	12/31/10
$855,001	$891,758	$938,495

During the Portfolio’s last three fiscal years, the total expenses reimbursed with respect to the Portfolio were:

12/31/12	12/31/11	12/31/10
$0	$0	$0

Proposed Amendment to Investment Advisory Agreement

Except for the proposed change in the investment advisory fee described below, the terms of the Advisory Agreement will not be changed by the Amendment. The Amendment would increase the investment advisory fee, expressed as an annual rate, to 0.55% on the first $500 million of aggregate average daily net assets, 0.50% on the next $500 million of aggregate average daily net assets, 0.475% on the next $1.5 billion of aggregate average daily net assets, 0.45% on the next $2.5 billion of aggregate average daily net assets, and 0.425% on aggregate average daily net assets over $5 billion. The fee would continue as a daily charge to the Portfolio.

Comparison of Expenses

The table below sets forth the fees and expenses that investors may pay if they buy a variable annuity or variable life insurance policy and allocate purchase payments or premiums to subaccounts that invest in the Portfolio for each of (i) the Portfolio for the twelve-month period ended December 31, 2012, and (ii) pro forma fees and expenses for the Portfolio for the twelve-month period ended December 31, 2012, assuming the Amendment had been in place as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A

Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.55%
Other Expenses	0.10%	0.10%
Total Annual Operating Expenses	0.45%	0.65%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2012, is intended to help you compare the costs of investing in the Portfolio pro forma if the Amendment is approved with the costs of investing in the Portfolio without the Amendment. The example assumes that you invest $10,000 in the Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that the Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual	Pro Forma
Total operating expenses assuming redemption at the end of the period
One Year	$46	$66
Three Years	$144	$208
Five Years	$252	$362
Ten Years	$567	$810

Rationale for Proposed Increase in Investment Advisory Fee

Thrivent Financial currently uses a passive indexed strategy to select securities for the Portfolio. If the Amendment is approved by contractholders, the Portfolio will become actively managed. This means that Thrivent Financial will select securities that it believes will best enable the Portfolio to meet its investment objective under the prevailing market conditions, rather than just selecting securities based on which securities are in broad market indices. Thrivent Financial believes that it would be beneficial to contractholders to start actively managing the Portfolio, especially in a rising interest rate environment. However, active management requires Thrivent Financial to expend more time and resources than passive management. Accordingly, Thrivent Financial believes that an increased investment advisory fee is reasonable.

The Portfolio currently invests in both equity and fixed income securities, with a somewhat higher allocation to equities under most market conditions. If the Amendment is approved by contractholders, Thrivent Financial anticipates increasing the Portfolio’s allocation to fixed income securities under most market conditions. This change, along with converting to an active management strategy, would reclassify the Portfolio into a new peer group of mutual funds. The proposed new investment advisory fee and resulting total expense ratio would each be below the median for the Portfolio’s new peer group. Thus, Thrivent Financial believes that the Amendment will result in the Portfolio continuing to be competitively priced.

Other Changes to the Portfolio if Contractholders Approve the Amendment

Principal Investment Strategies. As mentioned above, the Portfolio is currently managed with a passive strategy; it generally holds the equity securities that comprise the S&P 500 Index and holds a representative sample of debt securities that comprise the Barclays Capital Aggregate Bond Index. Thrivent Financial establishes the Portfolio’s asset allocation mix by forecasting the expected return of each asset class over short-term and long-term time horizons, and considers the variability of the anticipated returns based on historical results as well as expected risks and returns. The Portfolio invests in the following three asset classes within the ranges given:

Broad Asset Category	Allocation Range
	Minimum	Maximum
Common Stocks	35%	75%
Debt Securities	25%	50%
Money Market Instruments	0%	40%

If the Amendment is approved, the Portfolio will continue to invest in a combination of equity securities, debt securities, and money market instruments, but will select securities using an active management strategy. Thrivent Financial will focus on U.S. companies and establish the Portfolio’s asset allocation mix by forecasting the expected return of each asset class over short-term and long-term time horizons, as well as expected risks of each asset class. The equity securities in which the Portfolio will be able to invest may include common stock, preferred securities, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. Thrivent Financial will be able to invest in foreign equity and debt securities that are both U.S. dollar denominated and non-U.S. dollar denominated as a principal investment strategy (which it currently cannot do for the Portfolio), including those of issuers in emerging markets. The debt securities in which the Portfolio will invest may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” The Portfolio will be able to invest in a wide variety of debt securities, including sovereign debt and leveraged loans. The Portfolio will continue to be able to invest in mortgage-backed securities (including commercially backed ones) and asset-backed securities. Under normal circumstances, the Portfolio will invest in the following three asset classes within the ranges given:

Broad Asset Category	Allocation Range
	Minimum	Maximum
Equity Securities	25%	75%
Debt Securities	25%	75%
Money Market Instruments	0%	40%

Portfolio’s Name. In connection with the principal investment strategies changes, the Portfolio would change its name to Thrivent Balanced Income Plus Portfolio.

Principal Risks. If the principal investment strategies are changed as described above, the Portfolio will continue to be subject to some of the same principal risks, including: market risk, issuer risk, volatility risk, credit risk, interest rate risk, mortgage-related and other asset-back securities risk, and investment adviser risk. The Portfolio will also be subject to the following additional principal risks:

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Foreign Securities Risk. To the extent the Portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

•

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The Portfolio’s performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.

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High Yield Risk. High yield securities to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected.

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Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive.

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Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. As a result, Thrivent Financial may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

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Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

•

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Portfolio Managers. Currently, Kevin R. Brimmer, FSA and Michael G. Landreville, CFA, CPA (inactive) serve as portfolio managers of the Portfolio. If the Amendment is approved and the aforementioned investment strategy changes are implemented, Mr. Brimmer will no longer be a portfolio manager for the Portfolio. In addition, Darren M. Bagwell, CFA and Stephen D. Lowe, CFA will join Mr. Landreville as portfolio managers of the Portfolio.

Mr. Bagwell has served as portfolio managers of various Thrivent mutual funds since 2005. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

Mr. Lowe has served as the portfolio manager of a Thrivent mutual fund since 2009. He has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. Prior to this position, Mr. Lowe was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent Financial since 1997.

Effect if Contractholders do not Approve the Amendment

If the Amendment is not approved, the Portfolio’s current investment advisory fee will continue in effect and the Board will take such actions as it deems to be in the best interests of the Portfolio and its contractholders. In addition, Thrivent Financial may not start actively managing the Portfolio nor make the other strategy changes discussed above.

Expenses of the Meeting

The expenses related to the Meeting, including the costs of soliciting proxies, will be paid by Thrivent Financial or an affiliate and will not be borne by the Portfolio. The expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of this Proxy Statement; legal and audit fees in connection with this Proxy Statement and the Meeting; the costs of printing and distributing this Proxy Statement; legal fees incurred preparing materials for the Board, attending the Board meetings and preparing the Board minutes; and any similar expenses incurred in connection with soliciting proxies and the Meeting. Thrivent Financial estimates the total cost to be approximately $145,000. If the Amendment is not approved by contractholders, Thrivent Financial will still bear the costs of the solicitation of proxies and the Meeting.

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED AMENDMENT AND THE EXISTING INVESTMENT ADVISORY AGREEMENT

Board Approval of the Proposed Amendment

At a meeting on February 27, 2013, the Board approved increasing the investment advisory fee paid by the Portfolio to Thrivent Financial, which will be implemented by the Amendment. The Board had also discussed the Amendment at its meeting on November 28, 2012, and the Board’s Contract’s Committee (consisting of each of the Independent Directors) had discussed the Amendment at its meeting on October 17, 2012. At all of these meetings the Board and its counsel reviewed materials furnished by Thrivent Financial and discussed the proposed Amendment with senior representatives of Thrivent Financial.

In approving the increased investment advisory fee, the Board considered that the Portfolio will have changes to its investment strategies if the Amendment is approved by contractholders. It considered that the Portfolio will become actively managed instead of being passively managed, and noted that actively managed products typically have higher investment advisory fees than passively managed indexed products. The Board also observed that, if the Amendment is approved, the Portfolio will shift to a slightly higher allocation to fixed income securities under most market conditions. In addition, the Board noted Thrivent Financial’s view that it is in the Portfolio’s best interest to depart from a passive indexed strategy at this time, especially if interest rates begin to rise. The Board also considered the portfolio management changes that will be implemented if contractholders approve the Amendment, and how such changes might benefit the Portfolio.

The Board considered that the Portfolio’s current investment advisory fee is based on the Portfolio being passively managed with an index strategy. With the proposed change to active management, the Board compared the proposed new investment advisory fee with the fee of similarly managed mutual funds. The Board reviewed materials presented by Thrivent Financial that show that the Portfolio’s proposed new investment advisory fee and total expense ratio would be below the median for the Lipper peer group it would be in after it implements the proposed changes to its investment strategies. The Board also considered the Portfolio’s performance and how it compares to the Lipper peer group it would be in after it implements the proposed changes to its investment strategies.

Given these factors, and the factors it recently considered in renewing the Advisory Agreement (discussed below), the Board concluded the increased investment advisory fee that will be implemented by the Amendment is reasonable.

Board Approval of the Existing Investment Advisory Agreement

At its meeting on November 28, 2012, the Board voted unanimously to renew the existing Advisory Agreement between Thrivent Financial and Thrivent Series Fund for each of its series, including the Portfolio. In connection with its evaluation of the Advisory Agreement with regards to the Portfolio, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by Thrivent Financial;

2.	The performance of the Portfolio;

3.	The advisory fee and net operating expense ratio of the Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by Thrivent Financial;

5.	The extent to which economies of scale may be realized as the Portfolio grows;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of the Portfolio’s shareholders;

7.	Other benefits realized by Thrivent Financial or its affiliates from its relationship with the Portfolio; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board met on six occasions from February 21 to November 28, 2012 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of the Portfolio in comparison to a peer group of comparable funds; detailed information prepared by management with respect to the cost of services provided to the Portfolio and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by Thrivent Financial; profit realized by Thrivent Financial and its affiliates that provide services to the Portfolio; and information regarding the types of services furnished to the Portfolio. The Board received reports from the investment management staff of Thrivent Financial regarding the personnel providing services to the Portfolio, as well as changes in staff and systems improvements. The Board also received reports from Thrivent Financial’s investment management staff with respect to the performance of the Portfolio. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the Advisory Agreement. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolio by Thrivent Financial. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolio under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Thrivent Financial’s portfolio managers.

The Board received reports at each of its quarterly meetings from Thrivent Financial’s Directors of Equity and Fixed Income Investments, as supplemented by Thrivent Financial’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about the Portfolio. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolio. Information was also presented to the Board describing the portfolio compliance functions performed by Thrivent Financial. The Independent Directors also met in-person with and received quarterly reports from the Thrivent Series Fund’s Chief Compliance Officer.

The Board considered the adequacy of Thrivent Financial’s resources used to provide services to the Portfolio pursuant to the Advisory Agreement. Thrivent Financial reviewed with the Board Thrivent Financial’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of portfolio managers, research analysts, and other personnel, and investment in additional and updated technology systems and applications to improve investment research, trading and portfolio compliance, and investment reporting functions. Thrivent Financial also discussed further refinements to certain compliance procedures and improved risk controls. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated Thrivent Financial’s commitment to provide the Portfolio with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolio by Thrivent Financial supported renewal of the Advisory Agreement.

Performance of the Portfolio

In connection with each of its regular quarterly meetings, the Board received information on the performance of the Portfolio, including net performance, relative performance rankings within its Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolio. The Board considered investment performance for the Portfolio over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

Fees and Expenses

The Board reviewed information prepared by MPI comparing the Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for the Portfolio.

On the basis of its review, the Board concluded that the advisory fee charged to the Portfolio for investment management services was not excessive.

The Board also reviewed information prepared by MPI comparing the Portfolio’s overall expense ratio with the expense ratio of its peer group.

Cost of Services and Profitability

The Board considered Thrivent Financial’s estimates of its profitability, which included allocations by Thrivent Financial of its costs in providing advisory services to the Portfolio. The internal audit department (i.e., Business Risk Management) of Thrivent Financial conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of Thrivent Financial both overall and on a portfolio-by-portfolio basis. Based on its review of the data prepared by MPI and expense and profit information provided by Thrivent Financial, the Board concluded that the profits earned by Thrivent Financial from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolio.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as the Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. Thrivent Financial explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by Thrivent Financial related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by Thrivent Financial. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as the Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by Thrivent Financial, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that Thrivent Financial and its affiliates may receive as a result of their relationship with the Thrivent Series Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolio. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Thrivent Series Fund, including, among other things, research received by Thrivent Financial generated from commission dollars spent on the Portfolio’s portfolio trading. The Board reviewed with Thrivent Financial these arrangements and the reasonableness of the costs relative to the services performed. The Board considered Thrivent Financial’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with Thrivent Financial’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement, and the Board, including all of the Independent Directors voting separately, approved the Advisory Agreement.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Portfolio had outstanding [            ] shares. As of [            ], 2013, the directors and officers of the Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of [            ], 2013, no person was known by the Portfolio to own beneficially or of record as much as 5% of the Portfolio shares except as follows:

Name	Shares Outstanding		Approximate Percentage of Ownership
Thrivent Financial	[	]	[	]%
Thrivent Life	[	]	[	]%

The Separate Accounts and the Retirement Plans

Shares in the Portfolio are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of Thrivent Series Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of Thrivent Series Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

Thrivent Series Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor Thrivent Series Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in Thrivent Series Fund. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Amendment requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are the shareholders of record of the shares of the Portfolio. Contractholders with investments in the Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on June 5, 2013 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Contractholders of the Portfolio on the Record Date are entitled to one vote for each share held (a fractional share has a factional vote), with no shares having cumulative voting rights. Contractholders with investments in the Portfolio as of the record date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Contractholders of the Portfolio may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Amendment.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the Amendment.

If no timely proxy cards are received, shares of the Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of contractholders determining the outcome of the vote. No minimum response is required from contractholders before Thrivent Financial and Thrivent Life will vote the Portfolio shares.

Any shares of the Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 14, 2013. Contractholders of the Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent Financial and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Thrivent Financial anticipates that it will pay approximately $20,000 for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Meeting and will be paid by Thrivent Financial.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Possible Adjournment

In the event that a quorum is present at the Meeting but sufficient votes to approve the Amendment are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Portfolio unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Thrivent Series Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

GENERAL INFORMATION

Management of the Portfolio

The Board. The Board is responsible for the overall oversight of the operations of the Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for the Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $[        ] billion in assets as of March 31, 2013, including approximately $[        ] billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and Thrivent Series Fund received an exemptive order from the SEC that permits Thrivent Financial and the Portfolio, with the approval of the Board, to retain one or more subadvisers for the Portfolio, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the Portfolio. Thrivent Financial will notify contractholders of the Portfolio if there is a new subadviser for the Portfolio.

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolio and receives an administration fee from the Portfolio. The custodian for the Portfolio is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as Thrivent Series Fund’s independent registered public accounting firm.

Organization

Thrivent Series Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. It is made up of 36 separate series (including the Portfolio), each of which in effect a separate investment fund and a separate class of capital stock of Thrivent Series Fund is issued with respect to each of its series.

Other Documents

Thrivent Series Fund’s organizational documents are filed as part of its registration statement with the SEC. Contractholders may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolio, or (2) a prospectus or statement of additional information for your variable contract by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet— www.thrivent.com.

David S. Royal
Secretary